Exhibit 99.1

Q1 FY2025 Earnings Call August 29, 2024

2 Safe Harbor and B asis of Presentation Forward - Looking Statement Safe Harbor — This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticipate,” “bel ieve,” “confident,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations th ere on or comparable terminology. In particular, statements about the markets in which GMS operates and our products, including potential or expected growth in those markets and products, the eco nom y generally, our ability to continue successfully navigating the evolving operating environment and executing our business, strategic initiatives and priorities and growth pot ent ial, closing of acquisitions and integration of such acquisitions, future M&A and greenfields, inflation, capital structure, pricing (including but not limited to, fluctuations i n c ommodity pricing), volumes, net sales, organic sales, gross margins, incremental EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures, free cash flow, future financial per formance and liquidity, the Company’s cost reduction initiatives and results thereof, and the ability of the Company to grow stronger contained in this presentation may be consid ere d forward - looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance may be considere d f orward - looking statements. The Company has based forward - looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward - looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Forward - looking statements involve risks and uncertainties, including, but not limited to, those described in the “Risk Factors” section in t he Company’s most recent Annual Report on Form 10 - K, and in its other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of August 29, 202 4. The Company undertakes no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwi se. These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to August 29, 2024. Use of Non - GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the fu ture. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excl udi ng non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional inf ormation is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities pr epared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measure s and a reconciliation of these non - GAAP measures to the most directly comparable GAAP measures.

3 Wallboard 41% Ceilings 14% Steel Framing 14% Complementary Products 31% Q1 Fiscal 2025 At a Glance Comparisons are to Q 1 FY2 4 • Volume growth across all four major product categories, inclusive of acquisitions • Resilient or improved pricing in Wallboard, Ceilings and Complementary Products • Positive contributions from acquisitions • Softening demand in multi - family and commercial end markets, partially offset by year - over - year growth in single - family demand • Net Sales of $1.4 billion, up 2.8% U.S. Wallboard Volume For GMS Multi - Family – Down 2.3% Commercial – Up 0.2% Single - Family – Up 4.1% 1 For a reconciliation of Adjusted EBITDA to the most directly comparable GAAP metrics, see Appendix. • Gross margin of 31.2%, down 80 bps • Net income of $57.2 million, compared to $86.8 million • Adjusted EBITDA 1 of $145.9 million, compared to $173.3 million • Implementing $25 million annualized cost reduction program Q1 FY25 Net Sales Q1 FY25 Q1 FY24 Change Wallboard 587.9$ 571.4$ 2.9% 1.1% Ceilings 207.2$ 175.2$ 18.2% 5.7% Steel Framing 209.9$ 236.8$ -11.4% -15.3% Complementary Products 443.5$ 426.2$ 4.1% -2.7% Total 1,448.5$ 1,409.6$ 2.8% -2.2% Organic Sales Change Net Sales

4 Drive Improved Productivity & Profitability Strategic Growth Priorities – Q1 FY25 Update Capitalize on existing fixed investments in locations & equipment where we are underpenetrated or below expected share Grow Complementary Product opportunities to diversify and profitably expand our product offerings Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities Leverage our scale and employ technology and best practices to deliver a best - in - class customer experience with an aim to further profit improvement Expand Share in Core Products Grow Complementary Products Platform Expansion • The Gypsum Association, Steel Framing Industry Association and ceilings manufacturers’ data all indicate that GMS continued to maintain or gain share • Q125 was the 17th consecutive quarter of year - over - year growth for Complementary Products • Focus areas Tools & Fasteners, EIFS/Stucco and Insulation continued to outperform the broader category • Closed acquisitions of Howard & Sons Building Materials and Yvon Building Supply and affiliates • Subsequent to the end of the quarter, acquired R.S. Elliott, a leading distributor of stucco, plaster, siding, EIFS and related construction supplies across Florida • Solid pipeline of M&A opportunities in both our core and complementary product lines • Equipping yard operators with the right tools and technologies continues to improve the efficiency of their operations. • Consolidation of legacy legal entities is reducing organizational and process complexity, along with costs, while also leveraging the standardization of product, vendor, customer and other operational data across the business

5 Sales Highlights – Q1 FY25 U.S. Per Day Residential Sales Q125 Net Sales $ 1.4 B Per Day Net Sales 2.1% U.S. Per Day Commercial Sales 1.7% 2.7% 2.8% • Single - family demand was up YOY for second consecutive quarter • Commercial and multi - family activity levels slowed more than expected for the quarter, particularly in July • Deflationary pricing in Steel Framing reduced total net sales by an estimated $40 million for the quarter U.S. Multi - family per day sales U.S. Single - family per day sales 2.2% 3.1% 0.8% 1 Given the wide breadth of offerings and units of measure in Complementary Products, detailed price vs volume reporting is not av ailable at a consolidated level. Volume Price/Mix/Fx Volume Price/Mix/Fx Wallboard 2.9% 0.0% Wallboard 0.9% 0.2% Ceilings 8.9% 9.3% Ceilings 1.1% 4.6% Steel Framing 5.5% -16.8% Steel Framing -0.6% -14.7% Per Day Net Sales Growth Per Day Organic Growth 1 1

6 $450.6 $451.6 32.0% 31.2% 30.0% 30.5% 31.0% 31.5% 32.0% 32.5% 33.0% 33.5% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Fiscal Q1 2024 Fiscal Q1 2025 Gross Profit Gross Margin ($ mm) Shifts in Price Realization and Demand Mix Impacted Profitability * For a reconciliation of Adjusted SG&A, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable GAAP metric s, see Appendix. $279.2 $307.7 19.8% 21.2% 18.0% 18.5% 19.0% 19.5% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% 24.0% 24.5% $0 $50 $100 $150 $200 $250 $300 Fiscal Q1 2024 Fiscal Q1 2025 Adj. SG&A* Adj. SG&A* as % of Sales ($ mm) $173.3 $145.9 12.3% 10.1% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% $0 $50 $100 $150 $200 Fiscal Q1 2024 Fiscal Q1 2025 Adj. EBITDA* Adj. EBITDA Margin* ($ mm) Gross Profit & Gross Margin Gross Profit up slightly YOY. Gross margin down primarily due to the mix impact of steel price deflation, a mix shift from commercial and multi - family to single - family Wallboard deliveries and price/cost dynamics in Wallboard, all of which were more pronounced than expectations. SG&A SG&A expense as a percentage of sales increased 150 basis points. Contributing to the variance was 85 basis points from operating cost inflation and activity - based increases, 55 basis points due to reduced revenue from steel price deflation and 10 basis points from recent acquisitions and greenfield openings. Net Income & Adj. EBITDA * Net income decreased 34.1% YOY to $57.2M, including a 17.4% increase in interest expense and a $3.2 million one - time tax benefit in Q124. Net income margin was 4.0% Adjusted EBITDA * was $145.9 million with 10.1% Adjusted EBITDA margin.

7 Attractive Capital Structure Supports Strategic Priorities • Repurchased 538K shares for $46.2 million during Q125 • $154.3 million of repurchase authorization remaining 1.5x 1.5x 1.5x 1.7x 2.1x 07/31/2023 10/31/2023 01/31/2024 04/30/2024 7/31/2024 $40 $49 $44 $397 $27 $834 FY25 FY26 FY27 FY28 FY29 Thereafter LTM Net Debt 3 / PF Adjusted EBITDA 2 Debt 3 Maturity Schedule $ in millions 1. For a reconciliation of free cash flow to cash provided or used by operating activities, the most directly comparable GAAP me tri c, see Appendix. 2. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. 3. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes. 4. Includes cash used for Capital Expenditures, Acquisitions, Share Repurchases, Payments on Principal on Long - Term Debt and Paymen ts on Principal on Finance Lease Obligations for fiscal years 2022, 2023 and 2024. 5. Balance sheet, capital structure and share repurchase authorization references are as of 07/31/2024. Share Repurchases 5 Substantial Liquidity 5 • $53.2 million of cash on hand • $565.3 million available under our revolving credit facility 3 - Year Historical Use of Cash 4 For Fiscal Years 2022, 2023 and 2024 Acquisitions 60% Capital Expenditures 11% Share Repurchases 20% Debt/Lease Payments 9% Q125 Cash Flow 1 • Cash used by operating activities was $22.9 million • Free cash flow was a use of $31.9 million • Q1 is traditionally the highest use of cash for the Company

8 End Market & Product - Level Expectations Product Category Q2 FY25 YOY Volume Expectations Q2 FY25 YOY Price/Mix Expectations Organic Total (Incl. acquisitions) •Single - family: Up mid - single digits •Multi - family: Down low - double digits •Commercial: Down high - single digits Total Wallboard: Flat to down low - single digits Up low - single digits Up slightly Ceilings: Up low - single digits Up low - double digits Flat to up low - single digits Steel Framing: Down mid - to - high single digits Up low - single digits Down low - teens Complementary Products: Sales growth in the mid single digits or just better than that

9 Consolidated Expectations Metric for Q2 FY25 Q2 FY25 Expectation Net Sales Up low - to - mid single digits YOY Gross Margin ~31.6% - 31.8% Net Income $67 million - $69 million Adjusted EBITDA 1 $163 million - $168 million Adjusted EBITDA Margin 1 Approximately 11% Metric for Full Year FY25 Full Year FY25 Expectation Interest Expense ~ $83 million - $85 million Capital Expenditures ~ $50 million Free Cash Flow 1 ~ 60% of FY25 Adj. EBITDA 1 Tax Rate 2 ~ 26.5% - 27% 1 For a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income or Free Cash Flow to the most directly c omp arable GAAP metrics, see Appendix. 2 Tax rate refers to the normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax am ounts.

10 Appendix

11 Summary Quarterly Financials (In millions) 1Q24 2Q24 3Q24 4Q24 FY24 1Q25 (Unaudited) Wallboard Volume (MSF) 1,204 1,231 1,101 1,234 4,769 1,109 Wallboard Price ($ / '000 Sq. Ft.) 475$ 476$ 473$ 475$ 475$ 479$ Wallboard 571$ 585$ 521$ 586$ 2,263$ 588$ Ceilings 175 175 156 189 695 207 Steel framing 237 232 203 220 893 210 Complementary products 426 428 379 418 1,651 444 Net sales 1,410 1,421 1,258 1,413 5,502 1,448 Cost of sales 959 962 844 962 3,727 997 Gross profit 451 459 415 451 1,775 452 Gross margin 32.0% 32.3% 33.0% 31.9% 32.3% 31.2% Operating expenses: Selling, general and administrative expenses 287 301 296 316 1,199 315 Depreciation and amortization 32 33 33 36 133 38 Total operating expenses 319 334 328 351 1,332 353 Operating income 132 125 86 100 443 98 Other (expense) income: Interest expense (19) (19) (19) (19) (75) (22) Write-off of discount and deferred financing costs (1) - - (1) (2) - Other income, net 2 2 2 3 9 2 Total other expense, net (18) (17) (17) (17) (69) (20) Income before taxes 114 108 69 83 374 78 Income tax expense 27 27 17 27 98 21 Net income 87$ 81$ 52$ 56$ 276$ 57$ Business Days 64 65 62 64 255 64 Net Sales by Business Day 22.0$ 21.9$ 20.3$ 22.1$ 21.6$ 22.6$ Beginning Branch Count 304 305 308 311 304 316 Added Branches 1 3 3 5 12 9 Ending Branch Count 305 308 311 316 316 325

12 Quarterly Cash Flows (1) Free cash flow is a non - GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. D ifferences may occur due to rounding. ($ in millions) (Unaudited) 1Q24 2Q24 3Q24 4Q24 FY24 1Q25 Net income $ 86.8 $ 81.0 $ 51.9 $ 56.4 $ 276.1 $ 57.2 Non-cash changes & other changes (12.3) 48.2 27.5 81.1 144.5 (12.5) Changes in primary working capital components: Trade accounts and notes receivable (38.2) (51.1) 92.1 (29.3) (26.5) (36.4) Inventories (1.4) 21.6 (20.3) 17.1 17.0 (20.6) Accounts payable (28.3) 18.4 (47.0) 79.0 22.2 (10.6) Cash provided by (used in) operating activities 6.6 118.1 104.3 204.2 433.2 (22.9) Purchases of property and equipment (13.5) (16.0) (10.2) (17.5) (57.2) (9.0) Proceeds from sale of assets 1.0 0.7 0.2 0.7 2.7 1.2 Acquisitions of businesses, net of cash acquired (39.0) (17.0) 0.6 (320.8) (376.2) (118.5) Cash (used in) investing activities (51.5) (32.3) (9.4) (337.6) (430.8) (126.2) Cash provided by (used in) financing activities (39.1) (89.7) (83.9) 212.2 (0.4) 35.3 Effect of exchange rates 0.7 (1.1) 0.8 (1.1) (0.6) 0.9 Increase (decrease) in cash and cash equivalents (83.3) (4.9) 11.8 77.8 1.4 (113.0) Balance, beginning of period 164.7 81.4 76.5 88.3 164.7 166.1 Balance, end of period $ 81.4 $ 76.5 $ 88.3 $ 166.1 $ 166.1 $ 53.2 Supplemental cash flow disclosures: Cash paid for income taxes $ 3.2 $ 66.1 $ 24.4 $ 26.7 $ 120.4 $ 2.9 Cash paid for interest $ 21.9 $ 13.5 $ 22.0 $ 13.5 $ 70.8 $ 26.7 Cash provided by (used in) operating activities $ 6.6 $ 118.1 $ 104.3 $ 204.2 $ 433.2 $ (22.9) Purchases of property and equipment (13.5) (16.0) (10.2) (17.5) (57.2) (9.0) Free cash flow (1) $ (6.9) $ 102.1 $ 94.1 $ 186.7 $ 376.0 $ (31.9)

13 Q1 2025 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY25 FY24 Reported Organic (1) Organic (1) 1,378.0$ 1,409.6$ Acquisitions 75.5 - Fx Impact (5.1) - Total Net Sales 1,448.5$ 1,409.6$ 2.8% (2.2%) Wallboard 587.9$ 571.4$ 2.9% 1.1% Ceilings 207.2 175.2 18.2% 5.7% Steel Framing 209.9 236.8 (11.4%) (15.3%) Complementary Products 443.5 426.2 4.1% (2.7%) Total Net Sales 1,448.5$ 1,409.6$ 2.8% (2.2%) Fiscal Q1 Variance

14 Quarterly Net Income to Adjusted EBITDA Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility E. Represents one - time costs related to acquisitions paid to third parties F. Includes gains and losses from the sale and disposal of assets G. Represents the non - cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value H. Represents expenses paid to third party advisors related to debt refinancing activities ( $ in 000s) 1Q24 2Q24 3Q24 4Q24 FY24 1Q25 (Unaudited) Net Income 86,830$ 80,957$ 51,905$ 56,387$ 276,079$ 57,248$ Add: Interest Expense 18,914 18,742 18,784 19,021 75,461 22,213 Add: Write off of debt discount and deferred financing fees 1,401 - - 674 2,075 - Less: Interest Income (474) (292) (378) (610) (1,754) (370) Add: Income Tax Expense 26,734 27,205 17,468 26,680 98,087 20,946 Add: Depreciation Expense 16,327 16,963 17,276 18,640 69,206 19,228 Add: Amortization Expense 15,691 15,974 15,528 16,963 64,156 18,804 EBITDA 165,423$ 159,549$ 120,583$ 137,755$ 583,310$ 138,069$ Adjustments Stock appreciation rights (A) 1,218 401 1,789 1,983 5,391 243 Redeemable noncontrolling interests (B) 480 184 461 302 1,427 422 Equity-based compensation (C) 3,304 5,111 3,559 3,644 15,618 3,678 Severance and other permitted costs (D) 406 882 1,033 307 2,628 956 Transaction costs (acquisition and other) (E) 1,385 1,223 765 1,483 4,856 1,280 (Gain) loss on disposal of assets (F) (131) (310) (222) (66) (729) 858 Effects of fair value adjustments to inventory (G) 302 140 8 1,183 1,633 375 Debt transaction costs (H) 911 378 44 (13) 1,320 - Total Adjustments 7,875$ 8,009$ 7,437$ 8,823$ 32,144$ 7,812$ Adjusted EBITDA (as reported) 173,298$ 167,558$ 128,020$ 146,578$ 615,454$ 145,881$ Net Sales $1,409,600 $1,420,930 $1,258,348 $1,413,029 $5,501,907 $1,448,456 Adjusted EBITDA Margin 12.3% 11.8% 10.2% 10.4% 11.2% 10.1%

15 Net Income to Pro Forma Adjusted EBITDA Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility E. Represents one - time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights F. Represents the non - cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value G. Represents mark - to - market adjustments for derivative financial instruments H. Represents one - time costs related to our secondary offerings paid to third party advisors I. Represents expenses paid to third party advisors related to debt refinancing activities J. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies ( $ in 000s) LTM FY25 Q1 2024 2023 2022 2021 2020 2019 2018 2017(Unaudited) Net Income 246,497$ 276,079$ 332,991$ 273,442$ 105,560$ 23,381$ 56,002$ 62,971$ 48,886$ Add: Interest Expense 78,760 75,461 65,843 58,097 53,786 67,718 73,677 31,395 29,360 Add: Write off of debt discount and deferred financing fees 674 2,075 - - 4,606 1,331 - 74 7,103 Less: Interest Income (1,650) (1,754) (1,287) (163) (86) (88) (66) (177) (152) Add: Income Tax Expense 92,299 98,087 114,512 91,377 31,534 22,944 14,039 20,883 22,654 Add: Depreciation Expense 72,107 69,206 61,177 55,437 50,480 51,332 46,456 24,075 25,565 Add: Amortization Expense 67,269 64,156 65,730 63,795 57,645 65,201 71,003 41,455 43,675 EBITDA 555,956$ 583,310$ 638,966$ 541,985$ 303,525$ 231,819$ 261,111$ 180,676$ 177,091$ Adjustments Impairment of goodwill - - 63,074 - - - Stock appreciation rights (A) 4,416 5,391 7,703 4,403 3,173 1,572 2,730 2,318 148 Redeemable noncontrolling interests (B) 1,369 1,427 1,178 1,983 1,288 520 1,188 1,868 3,536 Equity-based compensation (C) 15,992 15,618 13,217 10,968 8,442 7,060 3,906 1,695 2,534 Severance and other permitted costs (D) 3,178 2,628 2,788 1,132 2,948 5,733 8,152 581 (157) Transaction costs (acquisition and other) (E) 4,751 4,856 1,961 3,545 1,068 2,414 7,858 3,370 2,249 (Gain) loss on disposal of assets 260 (729) (1,413) (913) (1,011) 658 (525) (509) (338) Effects of fair value adjustments to inventory (F) 1,706 1,633 1,123 3,818 788 575 4,176 324 946 Gain on legal settlement - - - - (1,382) (14,029) - - - Change in fair value of financial instruments (G) - - - - - - 6,395 6,125 382 Secondary public offerings (H) - - - - - 363 - 1,525 1,385 Debt transaction costs (I) 409 1,320 173 - 532 - 678 1,285 265 Total Adjustments 32,081$ 32,144$ 26,730$ 24,936$ 15,846$ 67,940$ 34,558$ 18,582$ 11,138$ Adjusted EBITDA (as reported) 588,037$ 615,454$ 665,696$ 566,921$ 319,371$ 299,759$ 295,669$ 199,258$ 188,229$ Contributions from acquisitions (J) 35,211 24,213 9,535 21,348 4,948 1,480 6,717 1,280 9,500 Pro Forma Adjusted EBITDA 623,248$ 639,667$ 675,231$ 588,269$ 324,319$ 301,239$ 302,386$ 200,538$ 197,729$ Net Sales $5,540,763 $5,501,907 $5,329,252 $4,634,875 $3,298,823 $3,241,307 $3,116,032 $2,511,469 $2,319,146 Adjusted EBITDA margin (as reported) 10.6% 11.2% 12.5% 12.2% 9.7% 9.2% 9.5% 7.9% 8.1%

16 Income Before Taxes to Adjusted Net Income - Legacy Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and amortization of intangible assets from the acquisitions of Titan, Westside Building Material, Ames Taping Tools, Kamco Supply Corporation and Yvon Building Supplies B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts ($ in 000s) 1Q25 1Q24 (Unaudited) Income before taxes 78,194$ 113,564$ EBITDA adjustments 7,812 7,875 Write-off of debt discount and deferred financing fees - 1,401 Purchase accounting depreciation and amortization (A) 14,157 10,915 Adjusted pre-tax income 100,163 133,755 Adjusted income tax expense 26,042 34,108 Adjusted net income 74,121$ 99,647$ Effective tax rate (B) 26.0% 25.5% Weighted average shares outstanding: Basic 39,542 40,749 Diluted 40,226 41,477 Adjusted net income per share: Basic 1.87$ 2.45$ Diluted 1.84$ 2.40$

17 Income Before Taxes to Adjusted Net Income – New as of 1Q25 Reconciliation Commentary A. Represents all non - cash amortization resulting from business combinations. To make the financial presentation more consistent with other public building products companies, beginning in the first quarter 2025 we are now including an adjustment for all non - cash amortization expense related to acquisitions, as opposed to non - cash amortization and depreciation for select acquisitions B. Normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax amounts ($ in 000s) 1Q25 1Q24 (Unaudited) Income before taxes 78,194$ 113,564$ EBITDA adjustments 7,812 7,875 Write-off of debt discount and deferred financing fees - 1,401 Amortization expense (A) 18,804 15,691 Adjusted pre-tax income 104,810 138,531 Adjusted income tax expense 27,251 35,325 Adjusted net income 77,559$ 103,206$ Effective tax rate (B) 26.0% 25.5% Weighted average shares outstanding: Basic 39,542 40,749 Diluted 40,226 41,477 Adjusted net income per share: Basic 1.96$ 2.53$ Diluted 1.93$ 2.49$

18 Income Before Taxes to Adjusted Net Income – Historical FY24 Reconciliation Commentary A. Represents all non - cash amortization resulting from business combinations B. Normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax amounts ($ in 000s) 1Q24 2Q24 3Q24 4Q24 (Unaudited) Income before taxes 113,564$ 108,162$ 69,373$ 83,067$ EBITDA adjustments 7,875 8,009 7,437 8,823 Write-off of debt discount and deferred financing fees 1,401 - - 674 Amortization expense (A) 15,691 15,974 15,528 16,963 Adjusted pre-tax income 138,531 132,145 92,338 109,527 Adjusted income tax expense 35,325 33,697 23,546 27,929 Adjusted net income 103,206$ 98,448$ 68,792$ 81,598$ Effective tax rate (B) 25.5% 25.5% 25.5% 25.5% Weighted average shares outstanding: Basic 40,749 40,466 39,864 39,830 Diluted 41,477 41,088 40,512 40,539 Adjusted net income per share: Basic 2.53$ 2.43$ 1.73$ 2.05$ Diluted 2.49$ 2.40$ 1.70$ 2.01$

19 Reported SG&A to Adjusted SG&A Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility E. Represents one - time costs related to acquisitions paid to third parties (Unaudited) 1Q24 2Q24 3Q24 3Q24 FY2024 1Q25 ($ in millions) SG&A - Reported 286.8$ 300.9$ 295.7$ 315.5$ 1,198.9$ 315.2$ Adjustments Stock appreciation rights (A) (1.2) (0.4) (1.8) (2.0) (5.4) (0.2) Redeemable noncontrolling interests (B) (0.5) (0.2) (0.5) (0.3) (1.4) (0.4) Equity-based compensation (C) (3.3) (5.1) (3.6) (3.6) (15.6) (3.7) Severance and other permitted costs (D) (0.4) (0.9) (1.0) (0.3) (2.6) (1.0) Transaction costs (acquisition and other) (E) (1.4) (1.2) (0.8) (1.5) (4.9) (1.3) Gain (loss) on disposal of assets (F) 0.1 0.3 0.2 0.1 0.7 (0.9) Debt transaction costs (G) (0.9) (0.4) (0.0) 0.0 (1.3) - SG&A - Adjusted 279.2$ 293.0$ 288.3$ 307.9$ 1,168.4$ 307.7$ Net Sales 1,409.6$ 1,420.9$ 1,258.3$ 1,413.0$ 5,501.9$ 1,448.5$ Adjusted SG&A Margin 19.8% 20.6% 22.9% 21.8% 21.2% 21.2%

20 Leverage Summary (1) Net of unamortized discount of $2.5mm, $2.4mm, $2.3mm, $2.0mm and $1.9mm as of July 31, 2023, October 31, 2023, January 31, 2 024 , April 2024 and July 31, 2024, respectively. (2) Net of deferred financing costs of $4.1mm, $3.9mm, $3.8mm, $4.4mm and $4.3mm as of July 31, 2023, October 31, 2023, January 3 1, 2024, April 2024 and July 31, 2024, respectively. (3) Net of deferred financing costs of $3.9mm, $3.8mm, $3.6mm, $3.4mm and $3.2mm as of July 31, 2023, October 31, 2023, January 3 1, 2024, April 2024 and July 31, 2024, respectively. (4) Net of unamortized discount of $0.1mm as of July 31, 2023. (5) For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. ($ mm) 7/31/23 10/31/23 1/31/24 4/30/24 7/31/24 LTM LTM LTM LTM LTM Cash and cash equivalents $81 $77 $88 $166 $53 ABL Facility $113 $81 $29 $270 $359 First Lien Term Loan (1) (2) 493 494 493 491 490 Senior Notes (3) 346 346 346 347 347 Finance Lease Obligations 136 150 158 169 174 Installment Notes & Other (4) 13 6 4 4 10 Total Debt $1,102 $1,076 $1,031 $1,281 $1,380 Total Net Debt $1,021 $1,000 $942 $1,114 $1,327 PF Adj. EBITDA $678 $647 $629 $642 $623 Total Debt / PF Adj. EBITDA 1.6x 1.7x 1.6x 2.0x 2.2x Net Debt / PF Adj. EBITDA 1.5x 1.5x 1.5x 1.7x 2.1x

21 Net Income to Adjusted EBITDA Outlook Reconciliation Q2 FY25 Net Income $67 - $69 Interest expense, net 20.8 - 21.4 Write-off of debt discount and deferred financing fees - Provision for income taxes 25.0 - 25.7 Depreciation and amortization expense 39.1 - 40.3 Other Adjustments 12.0 Adjusted EBITDA $163 - $168 $ in millions